Rule 424b3
File No. 333126155

AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share represents 20
deposited Shares
CUSIP:
OVERSTAMP:  Effective
December 13 2006 the Companys
name changed to America Movil
S.A.B. de C.V.
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR SERIES A SHARES
WITHOUT PAR VALUE OF
AMERICA MOVIL S.A. de C.V.
INCORPORATED UNDER THE
LAWS OF MEXICO
The Bank of New York as depositary
hereinafter called the Depositary
hereby certifies that or registered
assigns IS THE OWNER
OFAMERICAN DEPOSITARY
SHARES
representing deposited Series A
Shares without par value herein
called Shares of America Movil S.A.
de C.V. incorporated under the laws
of the United Mexican States herein
called the Company.  At the date
hereof each American Depositary
Share represents 20 Shares deposited
or subject to deposit under the
Deposit Agreement as such term is
hereinafter defined at the principal
Mexico City office of BBVA
Bancomer S.A. herein called the
Custodian.  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street New York N.Y. 10286 and its
principal executive office is located
at One Wall Street New York N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286




1.	THE DEPOSIT AGREEMENT.
This American Depositary Receipt is
one of an issue herein called
Receipts all issued and to be issued
upon the terms and conditions set
forth in the Amended and Restated
Deposit Agreement dated as of July
5 2005 herein called the Deposit
Agreement by and among the
Company the Depositary and all
Owners from time to time of
American Depositary Shares issued
thereunder each of whom by
accepting American Depositary
Shares agrees to become a party
thereto and become bound by all the
terms and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and the rights and
duties of the Depositary in respect of
the Shares deposited thereunder and
any and all other securities property
and cash from time to time received
in respect of such Shares and held
thereunder such Shares securities
property and cash are herein called
Deposited Securities.  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
The statements made on the face and
reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF RECEIPTS AND
3.	 WITHDRAWAL
4.	 OF DEPOSITED SECURITIES.
Upon surrender at the Corporate
Trust Office of the Depositary of
American Depositary Shares for the
purpose of withdrawal of the
Deposited Securities represented
thereby and upon payment of the fee
of the Depositary provided in this
Receipt and subject to the terms and
conditions of the Deposit Agreement
the Estatutos and the Deposited
Securities the Owner of those
American Depositary Shares is
entitled to i electronic transfer
through Indeval of the amount of
Shares evidenced by those American
Depositary Shares to an account in
the name of the Owner or such other
name as the Owner may direct and ii
physical delivery to or upon the
order of such Owner of any other
such Deposited Securities at the time
represented by those American
Depositary Shares.  Delivery of such
Deposited Securities may be made
by the delivery of certificates in the
name of such Owner or as ordered
by such Owner or by the delivery of
certificates properly endorsed or
accompanied by proper instruments
of transfer.  Such delivery will be
made at the option of the
surrendering Owner either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner.
3.	TRANSFERS SPLITUPS AND
4.	 COMBINATIONS
5.	OF RECEIPTS.
Transfers of American Depositary
Shares may be registered on the
books of the Depositary at any of its
designated transfer offices by the
Owner in person or by a duly
authorized attorney upon surrender
of those American Depositary Shares
properly endorsed for transfer or
accompanied by proper instruments
of transfer or pursuant to a proper
instruction as the case may be and
funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations if
any as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts or
may be combined with other such
Receipts into one Receipt evidencing
the same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered.  As
a condition precedent to the delivery
or registration registration of transfer
of any American Depositary Shares
splitup or combination of any
Receipt or surrender of any
American Depositary Shares for the
purpose of  withdrawal of any
Deposited Securities the Depositary
the Custodian or Registrar may
require i payment from the Owner
the presentor of the Receipt or the
depositor of Shares of a sum
sufficient to reimburse it for any tax
duty or other governmental charge
payable with respect thereto
including any such tax duty or
charge with respect to Shares being
deposited to the American
Depositary Shares being issued or to
Deposited Securities being
withdrawn and any transfer or
registration fees in effect for the
registration or registration of
transfers of Shares generally on the
Share register of the Company or the
appointed agent of the Company for
transfer and registration of Shares ii
payment of any applicable fees as
herein provided iii the production of
proof satisfactory to it as to the
identity and genuineness of any
signature and iv compliance with
such reasonable regulations if any as
the Depositary may establish
consistent with the provisions of the
Deposit Agreement.
The delivery of American Depositary
Shares against deposits of Shares
generally may be suspended or the
delivery of American Depositary
Shares against the deposit of
particular Shares may be withheld or
the registration of transfer of
American Depositary Shares in
particular instances may be refused
or the registration of transfer or
surrender of outstanding American
Depositary Shares generally may be
suspended during any period when
the transfer books of the Depositary
or the Share register of the Company
are closed or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission or any securities
exchange on which the American
Depositary Shares or Shares are
listed or under any provision of the
Receipts or of the Deposit
Agreement or for any other reason.
Notwithstanding the foregoing
sentence or any other provision of
the Deposit Agreement or this
Receipt to the contrary Owners shall
be entitled to withdraw Deposited
Securities subject only to the
conditions set forth in paragraph IA1
of the General Instructions or any
successor provisions thereto as in
effect from time to time to Form F6
as prescribed by the Commission
under the Securities Act of 1933.
Without limitation of the foregoing
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares which would
be required to be registered under the
provisions of the Securities Act of
1933 for public offer and sale by the
holder thereof in the United States as
defined in Regulation S unless a
registration statement is in effect as
to such Shares for such offer and
sale.
4.	LIABILITY OF OWNER FOR TAXES.
Any tax duty or other governmental
charge or expense payable by the
Custodian the Depositary or the
nominee or nominees of either with
respect to American Deposiary
Shares or as the registered holder of
any Deposited Securities underlying
American Depositary Shares shall be
payable by the Owner thereof who
shall pay the amount thereof to the
Depositary.  The Depositary may
refuse to effect registration of
transfer of American Depositary
Shares or any transfer and
withdrawal of Deposited Securities
underlying American Depositary
Shares until such payment is made
and may withhold any cash
dividends or other cash distributions
constituting Deposited Securities
underlying those American
Depositary Shares or may sell for the
account of the Owner hereof any part
or all of the other Deposited
Securities underlying those
American Depositary Shares and
may apply such cash or the proceeds
of any such sale in payment of any
such tax duty or other governmental
charge or expense and any taxes and
expenses arising or incurred as a
result of effecting any such sale the
Owner thereof remaining liable for
any deficiency.
5.	WARRANTIES ON DEPOSIT OF SHARES.
Every person depositing Shares
under the Deposit Agreement shall
be deemed thereby to represent and
warrant that such Shares are validly
issued fully paid nonassessable and
free of any preemptive rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized so to do.  Every
such person other than the Company
shall also be deemed to represent that
such Shares are not and American
Depositary Shares and representing
such Shares would not be restricted
securities as defined under the
Securities Laws of the United States
or securities owned by an affiliate as
defined in Rule 144 under the
Securities Act of 1933 of the
Company or which are subject to any
restrictions on transfer and sale
under Mexican laws or the Estatutos
or a shareholder agreement.  Such
representations and warranties shall
survive the deposit of Shares and
delivery or surrender of American
Depositary Shares therefor.
6.	FILING PROOFS CERTIFICATES AND
7.	 OTHER INFORMATION.
Any person depositing Shares or any
Owner may be required from time to
time to file with the Depositary or
the Custodian such proof of
citizenship residence exchange
control approval legal or beneficial
ownership or other information
relating to the registration on the
books of the Company or the
appointed agent of the Company for
transfer and registration of Shares of
the Shares presented for deposit to
execute and deliver to the Depositary
or the Custodian such certificates
and to make such representations and
warranties as the Depositary may
deem necessary or proper or as the
Company may require by written
request to the Depositary.  The
Depositary may withhold the
delivery or registration of transfer of
any American Depositary Shares or
the distribution or sale of any
dividend or other distribution or
rights or of the proceeds thereof or
the delivery of any Deposited
Securities underlying such American
Depositary Shares until the foregoing
is accomplished to the Depositarys
reasonable satisfaction.
7.	CHARGES OF DEPOSITARY.
The Company agrees to pay the fees
reasonable expenses and outofpocket
charges of the Depositary and those
of any Registrar only in accordance
with agreements in writing entered
into between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering American Depositary
Shares or to whom American
Depositary Shares are issued
including without limitation issuance
pursuant to a stock dividend or stock
split declared by the Company or an
exchange of stock regarding the
American Depositary Shares or
Deposited Securities or a distribution
of American Depositary Shares
pursuant to Section 4.03 of the
Deposit Agreement or by Owners
whichever applicable: 1 taxes and
other governmental charges 2 such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
the appointed agent of the Company
for transfer and registration of Shares
and applicable to transfers of Shares
to the name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the terms of the
Deposit Agreement 3 such cable
telex and facsimile transmission
expenses as are expressly provided
in the Deposit Agreement 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement 5 a fee of $5.00 or less
per 100 American Depositary Shares
or portion thereof for the delivery of
American Depositary Shares
pursuant to Section 2.03 4.03 or 4.04
of the Deposit Agreement and the
surrender of American Depositary
Shares pursuant to Section 2.05 or
6.02 of the Deposit Agreement 6 to
the extent permitted by the rules of
any stock exchange on which
American Depositary Shares are
listed for trading a fee of $.02 or less
per American Depositary Share or
portion thereof for any cash
distribution made pursuant to the
Deposit Agreement  7 a fee for the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement such fee being in an
amount equal to the fee for the
issuance of American Depositary
Shares referred to above which
would have been charged as a result
of the deposit of such securities for
purposes of this clause 7 treating all
such securities as if they were Shares
but which securities are instead
distributed by the Depositary to
Owners and 8 any other charges
payable by the Depositary any of the
Depositarys agents including the
Custodian or the agents of the
Depositarys agents in connection
with the servicing of Shares or other
Deposited Securities which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be collected at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions.
The Depositary subject to Article 8
hereof may own and deal in any
class of securities of the Company
and its affiliates and in American
Depositary Shares.
8.	PRERELEASE OF RECEIPTS.
Unless requested in writing by the
Company to cease doing so the
Depositary may notwithstanding
Section 2.03 of the Deposit
Agreement deliver American
Depositary Shares prior to the receipt
of Shares pursuant to Section 2.02 of
the Deposit Agreement a PreRelease.
The Depositary may pursuant to
Section 2.05 of the Deposit
Agreement deliver Shares upon the
surrender of American Depositary
Shares that have been PreReleased
whether or not such cancellation is
prior to the termination of such
PreRelease or the Depositary knows
that such American Depositary
Shares have been PreReleased.  The
Depositary may receive American
Depositary Shares in lieu of Shares
in satisfaction of a PreRelease.  Each
PreRelease will be a preceded or
accompanied by a written
representation and agreement from
the person to whom Receipts are to
be delivered the PreReleasee that the
PreReleasee or its customer i owns
the Shares or American Depositary
Shares to be remitted as the case may
be ii assigns all beneficial right title
and interest in such Shares or
American Depositary Shares as the
case may be to the Depositary in its
capacity as such and for the benefit
of the Owners and iii will not take
any action with respect to such
Shares or American Depositary
Shares as the case may be that is
inconsistent with the transfer of
beneficial ownership including
without the consent of the
Depositary disposing of such Shares
or American Depositary Shares as
the case may be other than in
satisfaction of such PreRelease b at
all times fully collateralized with
cash U.S. government securities or
such other collateral as the
Depositary determines in good faith
will provide substantially similar
liquidity and security c terminable by
the Depositary on not more than five
5 business days notice and d subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
PreReleases will not normally
exceed twenty percent 20% of the
Shares deposited hereunder provided
however that the Depositary reserves
the right to disregard such limit from
time to time as it deems reasonably
appropriate and may with the prior
written consent of the Company
change such limit for purposes of
general application.  The Depositary
will also set U.S. dollar limits with
respect to PreRelease transactions to
be entered into hereunder with any
particular PreReleasee on a
casebycase basis as the Depositary
deems appropriate.  For purposes of
enabling the Depositary to fulfill its
obligations to the Owners under the
Deposit Agreement the collateral
referred to in clause b above shall be
held by the Depositary as security for
the performance of the PreReleasees
obligations to the Depositary in
connection with a PreRelease
transaction including the
PreReleasees obligation to deliver
Shares or Receipts upon termination
of a PreRelease transaction and shall
not for the avoidance of doubt
constitute Deposited Securities
thereunder.
The Depositary may retain for its
own account any compensation
received by it in connection with the
foregoing.
8.	TRANSFERABILITY OF AMERICAN
9.	DEPOSITARY SHARES.
It is a condition of this Receipt and
every successive Owner of this
Receipt by accepting or holding the
same consents and agrees that
American Depositary Shares
evidenced by a Receipt when
properly endorsed or accompanied
by proper instruments of transfer
shall be transferable as certificated
registered securities under the laws
of New York. American Depositary
Shares not evidenced by Receipts
shall be transferable as uncertificated
registered securities under the laws
of New York. The Depositary
notwithstanding any notice to the
contrary may treat the Owner of
American Depositary Shares as the
absolute owner thereof for the
purpose of determining the person
entitled to distribution of dividends
or other distributions or to any notice
provided for in this Deposit
Agreement and for all other
purposes.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be entitled to
any benefits under the Deposit
Agreement or be valid or obligatory
for any purpose unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and if a Registrar shall
have been appointed countersigned
by the manual signature of a duly
authorized officer of the Registrar.
11.	REPORTS INSPECTION OF TRANSFER BOOKS.
The Company is subject to the
periodic reporting requirements of
the Securities Exchange Act of 1934
and accordingly files certain reports
with the Commission.  Such reports
will be available for inspection and
copying by Owners and Beneficial
Owners at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street N.W. Washington D.C. 20549.
The Depositary will make available
for inspection by Owners at the
Corporate Trust Office any reports
and communications received from
the Company which are both
a received by the Depositary or the
Custodian or the nominee of either as
the holder of the Deposited
Securities and b made generally
available to the holders of such
Deposited Securities by the
Company.  The Depositary will also
send to Owners copies of such
reports when furnished by the
Company pursuant to the Deposit
Agreement.
The Depositary will keep books at its
Corporate Trust Office for the
registration of American Depositary
Shares and registration of transfers
of American Depositary Shares
which at all reasonable times shall be
open for inspection by the Owners
and the Company provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement the American
Depositary Shares or the Shares.
12.	DIVIDENDS AND DISTRIBUTIONS.
Whenever the Depositary receives
any cash dividend or other cash
distribution in respect of any
Deposited Securities the Depositary
will if at the time of receipt thereof
any amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States and subject to the Deposit
Agreement as promptly as
practicable convert such dividend or
distribution into U.S. dollars and will
distribute as promptly as practicable
the amount thus received net of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners entitled
thereto provided however that in the
event that the Company the
Depositary or the Custodian is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes the amount
distributed to the Owners of the
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
Subject to applicable provisions of
the Deposit Agreement whenever the
Depositary receives any distribution
other than a distribution described in
Section 4.01 4.03 or 4.04 of the
Deposit Agreement the Depositary
will cause the securities or property
received by it to be distributed as
promptly as practicable to the
Owners entitled thereto in proportion
to the number of American
Depositary Shares held by them
respectively in any manner that the
Depositary may deem equitable and
practicable for accomplishing such
distribution provided however that if
in the opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto or if for
any other reason the Depositary
deems such distribution not to be
feasible the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such distribution
including the public or private sale of
the securities or property thus
received or any part thereof and the
net proceeds of any such sale will be
distributed by the Depositary to the
Owners entitled thereto as in the case
of a distribution received in cash.
If any distribution consists of a
dividend in or free distribution of
Shares subject to the applicable
provisions of the Deposit Agreement
the Depositary may and shall if the
Company shall so request distribute
promptly to the Owners of
outstanding American Depositary
Shares entitled thereto additional
American Depositary Shares
representing the number of Shares
received as such dividend or
distribution subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares including the
withholding of any tax or other
governmental charge as provided in
Section 4.11 of the Deposit
Agreement and the payment of the
fees and expenses of the Depositary
as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such distribution if it
has not received satisfactory
assurances from the Company that
such distribution does not require
registration under the Securities Act
of 1933 or is exempt from such
registration.  In lieu of delivering
fractional American Depositary
Shares in any such case the
Depositary will sell the amount of
Shares represented by the aggregate
of such fractions and as promptly as
practicable distribute the net
proceeds all in the manner and
subject to the conditions described in
Section 4.02 of the Deposit
Agreement.  If additional American
Depositary Shares are not so
distributed each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the Company shall
offer or cause to be offered to the
holders of any Deposited Securities
an option to elect to receive
dividends in fully paid Shares
instead of cash the Depositary and
the Company agree to consult to
determine whether such option will
be made available to the Owners and
if such option is to be made available
to Owners the procedures to be
followed.
In the event that the Depositary
determines that any distribution in
property including Shares and rights
to subscribe therefor is subject to any
tax which the Depositary is obligated
to withhold the Depositary may
dispose of all or a portion of such
property including Shares and rights
to subscribe therefor in such amounts
and in such manner as the Depositary
deems necessary and practicable to
pay any such taxes by public or
private sale and the Depositary shall
distribute the net proceeds of any
such sale or the balance of any such
property after deduction of such
taxes or charges to the Owners
entitled thereto.
13.	RIGHTS.
In the event that the Company shall
offer or cause to be offered to the
holders of any Deposited Securities
any rights to subscribe for additional
Shares or any rights of any other
nature the Depositary shall after
consultation with the Company  have
discretion as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available in U.S. dollars to
such Owners or provided however
that the Depositary will if requested
by the Company take action as
follows: i if at the time of the
offering of any rights the Depositary
determines that it is lawful and
feasible to make such rights
available to the Owners by means of
warrants or otherwise the Depositary
shall distribute as promptly as
practicable to each Owner in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by such Owner
warrants or other instruments
therefor in such form as it deems
appropriate but only pursuant to a
rights agency agreement to be
entered into between the Company
and the Depositary setting forth the
procedures terms and conditions
applicable to the particular offering
or employ such other method if any
as it may deem lawful and feasible in
order to facilitate the exercise sale or
transfer of rights by such Owners or
ii if at the time of the offering of any
rights the Depositary determines that
it is not lawful and feasible to make
such rights available to the Owners
by means of warrants or otherwise or
if the rights represented by such
warrants or such other instruments
are not exercised and appear to be
about to lapse it will use its best
efforts that are reasonable under the
circumstances to sell the rights
warrants or other instruments and
allocate the net proceeds of such
sales for the account of such Owners
otherwise entitled to such rights
warrants or other instruments upon
an averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date of
delivery of any American Depositary
Shares or otherwise.
The Depositary will not offer rights
to Owners unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to all Owners or are registered under
the provisions of such Act.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular provided that the
Depositary has not acted negligently
or in bad faith.
14.	CONVERSION OF FOREIGN CURRENCY.
Whenever the Depositary or the
Custodian shall receive foreign
currency by way of dividends or
other distributions or the net
proceeds from the sale of securities
property or rights and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
U.S. dollars and the resulting U.S.
dollars transferred to the United
States the Depositary shall as
promptly as practicable convert or
cause to be converted by sale or in
any other manner that it may
determine such foreign currency into
U.S. dollars and such U.S. dollars
shall be distributed as promptly as
practicable to the Owners entitled
thereto or if the Depositary shall
have distributed any warrants or
other instruments which entitle the
holders thereof to such Dollars then
to the holders of such warrants
and/or instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon an
averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions or otherwise
and shall be net of any expenses of
conversion into U.S. dollars incurred
by the Depositary as provided in
Section 5.09 of the Deposit
Agreement.
If such conversion or distribution can
be effected only with the approval or
license of any government or agency
thereof the Depositary shall file as
promptly as practicable such
application for approval or license if
any as it may deem desirable.
If at any time the Depositary shall
determine that in its judgment any
foreign currency received by the
Depositary is not convertible on a
reasonable basis into U.S. dollars
transferable to the United States or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable or if any
such approval or license is not
obtained within a reasonable period
as determined by the Depositary the
Depositary may distribute the foreign
currency or an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to or in its discretion may
hold such foreign currency
uninvested and without liability for
interest thereon for the respective
accounts of the Owners entitled to
receive the same.
If any such conversion of foreign
currency in whole or in part cannot
be effected for distribution to some
of the Owners entitled thereto the
Depositary may in its discretion
make such conversion and
distribution in U.S. dollars to the
extent permissible to the Owners
entitled thereto and may distribute
the balance of the foreign currency
received by the Depositary to or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled thereto.
15.	RECORD DATES.
Whenever any cash dividend or other
cash distribution shall become
payable or any distribution other
than cash shall be made or whenever
rights shall be issued with respect to
the Deposited Securities or whenever
for any reason the Depositary causes
a change in the number of Shares
that are represented by each
American Depositary Share or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other Deposited
Securities the Depositary shall fix a
record date which date shall to the
extent practicable be the same as or
as near as practicable to the record
date if any fixed by the Company
a for the determination of the
Owners who shall be i entitled to
receive such dividend distribution or
rights or the net proceeds of the sale
thereof ii entitled to give instructions
for the exercise of voting rights at
any such meeting or iii responsible
for any fee assessed by the
Depositary pursuant to the Deposit
Agreement or b on or after which
each American Depositary Share will
represent the changed number of
Shares subject to the provisions of
the Deposit Agreement.
16.	VOTING OF DEPOSITED SECURITIES.
Under the Companys bylaws as in
effect as of the date of the Deposit
Agreement holders of Shares are
entitled to vote only in limited
circumstances.  Holders of Deposited
Securities including Owners are not
entitled to attend or address meetings
of shareholders at which they are not
entitled to vote.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities if requested in
writing by the Company the
Depositary shall as soon as
practicable thereafter mail to the
Owners a notice the form of which
notice shall be in the sole discretion
of the Depositary which shall contain
a such information as is contained in
such notice of meeting and b a
statement that the Owners as of the
close of business on a specified
record date will be entitled subject to
any applicable provision of Mexican
law and of the Estatutos to instruct
the Depositary as to the exercise of
the voting rights if any pertaining to
the amount of Shares or other
Deposited Securities represented by
their respective American Depositary
Shares and c a statement as to the
manner in which such instructions
may be given including an express
indication that if no instruction is
received the Depositary may deem
such Owner to have instructed the
Depositary to give a discretionary
proxy to a person designated by the
Company with respect to such
Deposited Securities.  Upon the
written request of an Owner of
American Depositary Shares on such
record date received on or before the
date established by the Depositary
for such purpose the Instruction Date
the Depositary shall endeavor insofar
as practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
those American Depositary Shares in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities other than in
accordance with such instructions or
as provided in the following
sentence.  If i the Company notified
the Depositary of the shareholders
meeting and requested the
Depositary to act under the first
sentence of this Section 4.07 of the
Deposit Agreement and ii no
instructions are received by the
Depositary from any Owner with
respect to a number of  Deposited
Securities represented by that
Owners American Depositary Shares
on or before the Instruction Date the
Depositary shall deem that Owner to
have instructed the Depositary to and
the Depositary shall give a
discretionary proxy to a person
designated by the Company with
respect to that number of Deposited
Securities except that no such
instruction shall be deemed given
and no such discretionary proxy shall
be given with respect to any matter
as to which the Company informs the
Depositary and the Company agrees
to provide such information
promptly in writing if applicable that
x the Company does not wish such
proxy given y substantial opposition
exists or z materially and adversely
affects the rights of holders of
Shares.
There can be no assurance that
Owners generally or any Owner in
particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
17.	CHANGES AFFECTING DEPOSITED SECURITIES.
Upon any change in nominal value
change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or to
which it is a party any securities
received by the Depositary or the
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be treated
as new Deposited Securities under
the Deposit Agreement and
American Depositary Shares shall
thenceforth represent in addition to
the existing Deposited Securities the
right to receive the new Deposited
Securities so received in exchange or
conversion unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may with the
approval of the Company and shall if
the Company shall so request
execute and deliver additional
American Depositary Shares as in
the case of a dividend in Shares or
call for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.
18.	LIABILITY OF THE COMPANY AND DEPOSITARY.
Neither the Depositary nor the
Company nor any of their respective
directors employees agents or
affiliates shall incur any liability to
any Owner if by reason of any
provision of any present or future
law of the United States the United
Mexican States or any other country
or of any other governmental or
regulatory authority or by reason of
any provision present or future of the
Estatutos or by reason of any act of
God or war or other circumstances
beyond its control the Depositary or
the Company or any of their
respective directors employees
agents or affiliates shall be prevented
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
it is provided or contemplated shall
be done or performed nor shall the
Depositary or the Company or any of
their respective directors employees
agents or affiliates incur any liability
to any Owner by reason of any
nonperformance or delay caused as
aforesaid in performance of any act
or thing which by the terms of the
Deposit Agreement it is provided or
contemplated shall or may be done
or performed or by reason of any
exercise of or failure to exercise any
discretion provided for in the
Deposit Agreement or the Estatutos.
Where by the terms of a distribution
pursuant to Section 4.01 4.02 or 4.03
of the Deposit Agreement or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement such distribution or
offering may not be made available
to Owners of Receipts and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners
then the Depositary shall not make
such distribution or offering and
shall allow any rights if applicable to
lapse.  Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any liability
under the Deposit Agreement to
Owners except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in prosecute or
defend any action suit or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts which in its opinion
may involve it in expense or liability
unless indemnity satisfactory to it
against all expense and liability be
furnished as often as may be required
and the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel
accountants any governmental
authority any person presenting
Shares for deposit any Owner or any
other person believed by it in good
faith to be competent to give such
advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable to
Owners for any acts or omissions
made by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection with a
matter arising wholly after the
removal or resignation of the
Depositary provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations utilizing its reasonable
judgment in good faith while it acted
as Depositary.  No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
19.	RESIGNATION AND REMOVAL OF THE
20.	DEPOSITARY APPOINTMENT OF
21.	 SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary hereunder by
written notice of its election so to do
delivered to the Company such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal to become effective upon
the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners to do so it
may with the written approval of the
Company which approval shall not
be unreasonably withheld appoint a
substitute or additional Custodian.
20.  AMENDMENT.
The form of the Receipts and any
provisions of the Deposit Agreement
may at any time and from time to
time be amended by agreement
between the Company and the
Depositary in any respect that they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges other
than taxes including without
limitation stamp taxes and other
governmental charges or which shall
otherwise prejudice any substantial
existing right of Owners shall
however not become effective as to
outstanding American Depositary
Shares until the expiration of thirty
days after notice of such amendment
shall have been given to the Owners
of outstanding American Depositary
Shares.  Every Owner of American
Depositary Shares at the time any
amendment so becomes effective
shall be deemed by continuing to
hold such American Depositary
Shares to consent and agree to such
amendment and to be bound by the
Deposit Agreement and the Receipts
as amended thereby.  In no event
shall any amendment impair the right
of the Owner to surrender American
Depositary Shares and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF DEPOSIT AGREEMENT.
The Depositary at any time at the
direction of the Company shall
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all American
Depositary Shares then outstanding
at least 30 days prior to the date
fixed in such notice for such
termination.  The Depositary may
terminate the Deposit Agreement if
at any time 90 days shall have
expired after the Depositary shall
have delivered to the Company a
written notice of its election to resign
and a successor depositary shall not
have been appointed and accepted its
appointment as provided in the
Deposit Agreement such termination
to become effective by the
Depositary mailing notice of such
termination to Owners of all
American Depositary Shares then
outstanding at least thirty 30 days
prior to the date fixed in such notice
for such termination.  If any
American Depositary Shares shall
remain outstanding after the date of
termination of the Deposit
Agreement the Depositary thereafter
shall discontinue the registration of
transfers of American Depositary
Shares shall suspend the distribution
of dividends to the Owners thereof
and shall not give any further notices
or perform any further acts under this
Deposit Agreement except that the
Depositary shall in accordance with
and subject to the provisions of this
Deposit Agreement a continue to
collect dividends and other
distributions pertaining to Deposited
Securities b sell rights as provided in
this Deposit Agreement and c
continue to deliver Deposited
Securities together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property in exchange for
American Depositary Shares
surrendered to the Depositary.  At
any time after the expiration of six
months from the date of termination
the Depositary may sell the
Deposited Securities then held under
the Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale together
with any other cash then held by it
thereunder unsegregated and without
liability for interest for the pro rata
benefit of the Owners of American
Depositary Shares that have not
theretofore been surrendered such
Owners thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale the Depositary
shall be discharged from all
obligations under the Deposit
Agreement except to account for
such net proceeds and other cash
after deducting in each case the
applicable fees and expenses of the
Depositary and any applicable taxes
or governmental charges and except
as provided in Section 5.08 of the
Deposit Agreement.  Upon the
termination of the Deposit
Agreement the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification charges
and expenses.
22.	 WAIVER OF IMMUNITIES.
To the extent that the Company or
any of its properties assets or
revenues may have or may hereafter
become entitled to or have attributed
to it any right of immunity on the
grounds of sovereignty or otherwise
from any legal action suit or
proceeding from the giving of any
relief in any respect thereof from
setoff or counterclaim from the
jurisdiction of any court from service
of process from attachment upon or
prior to judgment from attachment in
aid of execution or judgment or from
execution of judgment or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment in any jurisdiction
in which proceedings may at any
time be commenced with respect to
its obligations liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities the American
Depositary Shares the Receipts or
the Deposit Agreement the Company
to the fullest extent permitted by law
hereby irrevocably and
unconditionally waives and agrees
not to plead or claim any such
immunity and consents to such relief
and enforcement.
23.	DISCLOSURE OF INTERESTS.
To the extent that provisions of or
governing any Deposited Securities
the Estatutos or applicable law may
require the disclosure of beneficial or
other ownership of Deposited
Securities and other securities to the
Company and provide for blocking
of Owners transfer and voting or
other rights to enforce such
disclosure or limit such ownership
the Depositary shall use its best
efforts that are reasonable under the
circumstances to comply with
Company instructions as to
American Depositary Shares in
respect of any such enforcement or
limitation.  Owners shall comply
with all such disclosure requirements
and shall cooperate with the
Depositarys compliance with such
instructions and by their holding of
American Depositary Shares or any
interest therein are deemed to
consent to any such limitation or
blocking of rights.






EMM-887158_1